Exhibit 10.1

SECOND AMENDMENT TO THE
NOTE PURCHASE AGREEMENT

This SECOND AMENDMENT TO THE NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of September 4, 2015, is entered into by and among the following parties:

(i)
MALLINCKRODT SECURITIZATION S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg with its registered office at 42-44, avenue de la Gare, L-1610 Luxembourg, with a share capital of USD20,200 and registered with the Luxembourg trade and companies register under number B 188808, as Issuer;

(ii)	MALLINCKRODT LLC, as Servicer;

(iii)	SUNTRUST BANK, as a Purchaser; and

(iv)	PNC BANK, NATIONAL ASSOCIATION, as a Purchaser and as Administrative Agent.
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Note Purchase Agreement described below.
BACKGROUND
WHEREAS, the parties hereto have entered into a Note Purchase Agreement, dated as of July 28, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Note Purchase Agreement”) and desire to amend the Note Purchase Agreement as set forth herein;
WHEREAS, concurrently herewith and pursuant to that certain Joinder Agreement, dated as of the date hereof, INO Therapeutics LLC (“INO Therapeutics”), is becoming a party to the Purchase and Sale Agreement, as an Originator thereunder (the “INO Therapeutics Joinder”); and
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
SECTION 1.Amendments to the Note Purchase Agreement. The Note Purchase Agreement is hereby amended as follows:
(a)The definition of “Receivable” set forth in Section 1.01 of the Note Purchase Agreement is replaced in its entirety with the following:
“Receivable” means any right to payment of a monetary obligation, whether or not earned by performance, owed to any Sub-Originator, any Originator or the Issuer (as assignee of an Originator), whether constituting an account, chattel paper, payment intangible, instrument or general intangible, in each instance arising in connection with the sale of goods that have been or are to be sold or for services rendered or to be rendered, and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto; provided, however, that Excluded Receivables shall not constitute Receivables. Any such right to payment arising from any one transaction, including, without limitation, any such right to payment represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of any such right to payment arising from any other transaction.
(b)The following new defined term is added to Section 1.01 of the Note Purchase Agreement in appropriate alphabetical order:
“Excluded Receivable” means any Receivable (defined without giving effect to the proviso to the definition thereof) for which (i) the Originator is INO Therapeutics LLC and (ii) the related good has been or will be delivered to an address in Japan.
(c)Schedule II of the Note Purchase Agreement is replaced in its entirety with Schedule II attached hereto.
SECTION 2.Representations and Warranties of the Issuer and Servicer. Each of the Issuer and the Servicer hereby represents and warrants to the other parties hereto that the following statements shall be true and correct (the Issuer and the Servicer shall be deemed to have represented and warranted, as to itself only and not as to the other, that such statements are true and correct and as to clauses (c) and (d), such representations and warranties by the Servicer shall be deemed to have been given to the knowledge of the Servicer):

Schedule II-1

(a)Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.
(c)No Event of Default. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes an Event of Default or Unmatured Event of Default.
(d)Termination Date. The Termination Date has not occurred.
SECTION 3.Effect of Amendment. All provisions of the Note Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Note Purchase Agreement (or in any other Transaction Document) to “this Note Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Note Purchase Agreement shall be deemed to be references to the Note Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Note Purchase Agreement other than as set forth herein.
SECTION 4.Effectiveness. This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of:
(a)counterparts to this Amendment executed by each of the parties hereto;
(b)counterparts to the INO Therapeutics Joinder executed by each of the parties thereto; and
(c)such other documents, agreements, certificates, opinions and instruments as the Administrative Agent may reasonably request prior to the date hereof.
SECTION 5.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.Transaction Document. This Amendment shall be a Transaction Document for purposes of the Note Purchase Agreement.
SECTION 7.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 9. CONSENT TO JURISDICTION.
(a) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
(b)EACH OF THE ISSUER AND THE SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SECTION 14.02 OF THE NOTE PURCHASE AGREEMENT. NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
SECTION 10.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Note Purchase Agreement or any provision hereof or thereof.

Schedule II-1

SECTION 11.Reaffirmation of Performance Guaranty. After giving effect to this Amendment and each of the transactions contemplated hereby, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Parent hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms and that INO Therapeutics shall constitute a “Covered Entity” for all purposes of the Performance Guaranty.
[Signature pages follow]

Schedule II-1

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

MALLINCKRODT SECURITIZATION S.À R.L. By: /s/ John Einwalter Name: John Einwalter Title: Manager

MALLINCKRODT LLC, as the Servicer By: /s/ John Einwalter Name: John Einwalter Title: VP & Treasurer

Schedule II-1

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Purchaser By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President

SUNTRUST BANK, as a Purchaser By: /s/ Pawan Churiwal Name: Pawan Churiwal Title: Vice President

Schedule II-1

Acknowledged and Agreed to: MALLINCKRODT INTERNATIONAL FINANCE S.A.
By: /s/ John Einwalter Name: John Einwalter Title: Director

Schedule II-1

SCHEDULE II
Lock-Boxes, Lock-Box Accounts and Lock-Box Banks

Lock-Box Banks	Lock-Boxes	Lock-Box Accounts
Citibank, N.A.	3542	30956847

PNC Bank, N.A.	642509	1017287209

Schedule II-1